Exhibit 4.13


TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

             NUMBER                                         SHARES
           T
                              MEDITRUST CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERRABLE IN BOSTON, MA OR NEW YORK, NY

                                                  SEE REVERSE FOR CERTIFICATE OF
                                                   MEDITRUST OPERATING COMPANY
                                                   AND FOR CERTAIN DEFINITIONS

         COMMON STOCK                                   CUSIP 58501T 30 6


THIS CERTIFIES THAT






is the record holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.10 PER SHARE OF


-----------------------------                     ------------------------------
-----------------------------MEDITRUST CORPORATION------------------------------
-----------------------------                     ------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. Transfers of fractions of whole shares of the Corporation shall not be made, except as may otherwise be provided in the By-Laws of the Corporation. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated


 -----------------------
| MEDITRUST CORPORATION |
|                       |
|       CORPORATE       |
|         SEAL          |
|                       |
|         1979          |
|                       |
|       DELAWARE        |
|                       |
|        *              |
 -----------------------


COUNTERSIGNED AND REGISTERED:
            STATE STREET BANK AND TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED AS TO BOTH THE STOCK OF MEDITRUST CORPORATION AND THE STOCK OF MEDITRUST OPERATING COMPANY REPRESENTED HEREBY




                        /s/ Michael J. Bohnen            /s/ David F. Benson

                                    SECRETARY                          PRESIDENT



THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER DESCRIBED ON THE REVERSE HEREOF

                          MEDITRUST OPERATING COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON SHARES


      THIS CERTIFIES THAT the person or persons designated on the reverse hereof is the owner of a number of fully paid and non-assessable common shares of the par value of $.10 each of Meditrust Corporation equal to the number of shares shown on the reverse hereof. The shares are subject to restrictions on transfer described below and are transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only in accordance with said restrictions, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar on the reverse hereof.

      WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. Dated as of the date on the reverse hereof.



 -----------------------------
| MEDITRUST OPERATING COMPANY |
|                             |
|           CORPORATE         |
|             SEAL            |
|                             |
|             1979            |
|                             |
|           DELAWARE          |
|                             |
|              *              |
 -----------------------------



                        /s/ Michael J. Bohnen            /s/ Abraham D. Gosman

                                    SECRETARY                          CHAIRMAN


      THE SHARES OF MEDITRUST CORPORATION AND MEDITRUST OPERATING COMPANY REPRESENTED BY THIS COMBINED CERTIFICATE ARE SUBJECT TO THE BY-LAW RESTRICTIONS WHICH PROHIBIT (A) ANY PERSON FROM ACQUIRING OR MAINTAINING ANY OWNERSHIP INTEREST IN THE STOCK OF THE TWO COMPANIES WHICH IS INCONSISTENT WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PERTAINING TO REAL ESTATE INVESTMENT TRUSTS, AND (B) ANY TRANSFER OF SHARES OF STOCK OF EITHER COMPANY EXCEPT IN COMBINATION WITH AN EQUAL NUMBER OF SHARES OF THE OTHER COMPANY, IN ACCORDANCE WITH THE BY-LAWS OF THE TWO COMPANIES AND AN AGREEMENT BETWEEN THEM DATED AS OF DECEMBER 20, 1979, AS AMENDED, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, AND THE HOLDER OF THIS CERTIFICATE BY HIS ACCEPTANCE HEREOF CONSENTS TO BE BOUND BY SUCH RESTRICTIONS.

      MEDITRUST CORPORATION AND MEDITRUST OPERATING COMPANY WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE BY-LAW PROVISIONS AND AGREEMENT REFERENCED ABOVE AND A COPY OF THE PROVISIONS SETTING FORTH THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

                             ---------------------
                                 ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ___________ Custodian _________
                       (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act______________________
                               (State)

UNIF TRF MIN ACT -- ______ Custodian (until age_______)
                    (Cust)

                    __________under Uniform Transfers
                     (Minor)

                    to Minors Act _____________________
                                        (State)

     Additional abbreviations may also be used though not in the above list.
                         ______________________________

For Value Received,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                      |
|                                      |
|                                      |
---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________common shares of Meditrust Corporation and a like number of common shares of Meditrust Operating Company represented by the within certificates, and do hereby irrevocabaly constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named companies with full power of substitution in the premises.

Dated_____________________________________


                                                  Signature(s) of Stockholder(s)


                                         _______________________________________


Signature(s) Guaranteed:_____________________________________________
                        The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

This certificate also entitles the holder hereof to certain Rights as set forth in the Rights Agreement among the Company, Meditrust Operating Company and State Street Bank and Trust Company, as Rights Agent as the same shall be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or certain transferees of any thereof, whether currently held by or on behalf of such Person or by any subsequent holder, may be limited as provided in Section 7(f) of the Rights Agreement.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGES WHATEVER.